UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 26, 2024

Commission File Number:  001-32420

Charlie's Holdings, Inc.
(Exact name of registrant as specified in its charter.)

Nevada	84-1575085
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

1007 Brioso Drive, Costa Mesa, California92627
(Address of principal executive offices)

949-203-3500
(Registrant's Telephone number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Item 4.01(b) Changes in Registrant’s Certifying Accountant.

On June 28, 2024, the Audit Committee of the Board of Directors of Charlie’s Holdings, Inc. (the “Company”) engaged the independent accounting firm Urish Popeck & Co., LLC to serve as its independent certified public accounting firm effective immediately. During the two most recent fiscal years and through the date of this Current Report on Form 8-K, neither the Company nor anyone on its behalf consulted with Urish Popeck & Co., LLC regarding any of the following:

1.         The application of accounting principles to a specific transaction, either completed or proposed;

2.         The type of audit opinion that might be rendered on the Company’s financial statements, and none of the following was provided to the Company: (a) a written report, or (b) oral advice that Urish Popeck & Co., LLC concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or

3.         Any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K; or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 5.07.         Submission of Matters to a Vote of Security Holders.

At the 2024 Annual Meeting of Stockholders of the Company held on June 26, 2024 (the “Annual Meeting”), the matters voted upon and the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to such matters, were as stated below. The proposals related to each matter are described in the Company’s definitive proxy statement for the Annual Meeting, which was filed on April 29, 2024.

Proposal 1 – Election of Directors

The Company’s stockholders elected the following nominees for director to serve a one-year term ending at the 2025 Annual Meeting of Stockholders and until such director’s successor is duly elected or appointed and qualified or, if earlier, such director’s earlier death, resignation or removal:

Nominee	For	Withhold	Broker Non-Votes
Ryan Stump	111,830,688	8,734,470	16,101,210
Scot Cohen	119,134,387	1,430,771	16,101,210
Jeffrey Fox	118,567,731	1,997,427	16,101,210
Dr. Edward Carmines	111,835,688	8,729,470	16,101,210
Michael King	118,567,856	1,997,302	16,101,210

Proposal 2 – To Approve an Advisory Resolution on Executive Compensation

The Company’s stockholders approved an advisory resolution approving the Company's 2023 executive compensation as reported in its proxy statement by the following vote:

For	Against	Abstentions	Broker Non-Votes
117,110,693	2,031,019	1,423,446	16,101,210

Proposal 3 – To Approve a Reverse Stock Split

The Company’s stockholders approved a proposal to, in order to facilitate an up-list to a national securities exchange, grant discretionary authority to the Board to (i) combine outstanding shares of our common stock into a lesser number of outstanding shares at a specific ratio within a range of 1-for-3 to a maximum of a 1-for-10 split, with the exact ratio to be determined by the Board in its sole discretion; and (ii) effect the Reverse Split, if at all, within two years of the date the proposal is approved by stockholders by the following vote:

For	Against	Abstentions	Broker Non-Votes
133,411,712	3,254,654	2	16,101,210

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Charlie's Holdings, Inc.

Date: June 28, 2024	By:	/s/ Ryan Stump
Ryan Stump
Chief Operating Officer